EXHIBIT 99.3

Equity One 2004-2
Term
Prepared for Rabobank

-------------------
Forward Libor       35% Loss Severity
------------------- ----------------------------------------------------------------------------------

                                Baa1 / BBB+ / A-          Baa1 / BBB / BBB+         Baa2 / BBB- / BBB
                                       Class M-4                  Class B-1                 Class B-2
75% PPC
-------
   Avg. Life                               15.81                      16.28                     16.72
   Break CDR                               11.87                     10.827                    10.089
   Cum Loss               91,182,541.78 (13.03%)     85,622,653.17 (12.23%)    81,474,961.54 (11.64%)
100% PPC
--------
   Avg. Life                               13.05                      13.46                     13.83
   Break CDR                               12.09                     10.802                     9.834
   Cum Loss               76,040,338.86 (10.86%)      69,863,959.19 (9.98%)     64,990,733.63 (9.28%)
135% PPC
--------
   Avg. Life                               10.26                       10.6                      10.9
   Break CDR                               12.53                     10.871                     9.547
   Cum Loss                61,789,347.90 (8.83%)      55,017,701.43 (7.86%)     49,362,889.90 (7.05%)
                    ----------------------------------------------------------------------------------


-------------------
Forward Libor           65% Loss Severity
-------------------     ---------------------------------------------------------------------------------

                                   Baa1 / BBB+ / A-         Baa1 / BBB / BBB+          Baa2 / BBB- / BBB
                                          Class M-4                 Class B-1                  Class B-2
75% PPC
-------
   Avg. Life                                  18.78                     13.77                      13.48
   Break CDR                                   6.06                     5.153                      4.815
   Cum Loss                 102,721,313.66 (14.67%)    89,975,397.54 (12.85%)     85,025,900.47 (12.15%)
100% PPC
--------
   Avg. Life                                  12.24                     11.79                      11.48
   Break CDR                                   5.76                     5.145                      4.687
   Cum Loss                  77,812,910.13 (11.12%)    70,614,836.86 (10.09%)      65,080,898.11 (9.30%)
135% PPC
--------
   Avg. Life                                   9.69                      9.59                       9.33
   Break CDR                                   5.98                     5.188                      4.549
   Cum Loss                   61,019,205.16 (8.72%)     53,656,902.80 (7.67%)      47,587,656.65 (6.80%)
                        ---------------------------------------------------------------------------------



-------------------
Stress Libor        35% Loss Severity
------------------- ----------------------------------------------------------------------------------

                                Baa1 / BBB+ / A-          Baa1 / BBB / BBB+         Baa2 / BBB- / BBB
                                       Class M-4                  Class B-1                 Class B-2
75% PPC
-------
   Avg. Life                               16.21                      12.02                     11.96
   Break CDR                               10.97                       8.81                     8.078
   Cum Loss               86,416,877.09 (12.35%)     73,844,948.65 (10.55%)     69,213,713.51 (9.89%)
100% PPC
--------
   Avg. Life                               10.61                      10.44                     10.37
   Break CDR                               10.12                      8.878                     7.928
   Cum Loss                66,452,427.35 (9.49%)      59,964,731.89 (8.57%)     54,746,624.09 (7.82%)
135% PPC
--------
   Avg. Life                                8.45                       8.54                      8.49
   Break CDR                               10.64                      9.071                     7.795
   Cum Loss                54,032,757.05 (7.72%)      47,271,234.77 (6.75%)     41,496,445.19 (5.93%)
                    ----------------------------------------------------------------------------------



-------------------
Stress Libor        65% Loss Severity
------------------- ---------------------------------------------------------------------------------

                               Baa1 / BBB+ / A-         Baa1 / BBB / BBB+          Baa2 / BBB- / BBB
                                      Class M-4                 Class B-1                  Class B-2
75% PPC
-------
   Avg. Life                              18.99                     14.23                      13.85
   Break CDR                               5.63                     4.784                      4.449
   Cum Loss              96,699,880.34 (13.81%)    84,549,045.28 (12.08%)     79,520,553.05 (11.36%)
100% PPC
--------
   Avg. Life                              12.58                     12.13                      11.72
   Break CDR                               5.42                     4.805                      4.351
   Cum Loss              73,826,884.58 (10.55%)     66,516,295.82 (9.50%)      60,935,272.92 (8.71%)
135% PPC
--------
   Avg. Life                               9.87                      9.78                       9.48
   Break CDR                               5.69                     4.902                      4.265
   Cum Loss               58,330,845.19 (8.33%)     50,958,506.93 (7.28%)      44,846,278.51 (6.41%)
                    ---------------------------------------------------------------------------------


Assumptions
12 months lag, Servicer advances on
Triggers On                                  100% PPC
                                             --------
PPC - Voluntary                              Fixed: 23 HEP
Run to Maturity                              Arm: 27 CPR (1-12), 27 CPR (13-22)
                                              50 CPR (23-27), 27 CPR
                                              (28-thereafter)

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